                        STOCK OPTION AGREEMENT NUMBER #2


         THIS STOCK OPTION AGREEMENT #2 (the "Agreement") is dated as of September 24, 1996 between WesterFed Financial Corporation ("WesterFed"), a Delaware corporation registered as a savings and loan holding company under the Home Owner's Loan Act, as amended ("HOLA"), and Security Bancorp ("Bancorp"), a Montana corporation registered as a savings and loan holding company under the HOLA.

                              W I T N E S S E T H

         WHEREAS, the Boards of Directors of WesterFed and Bancorp have approved an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), providing for the merger of Bancorp with and into WesterFed (the "Merger"); and

         WHEREAS, to further induce WesterFed to enter into the Merger Agreement, WesterFed has required that Bancorp agree, and Bancorp has agreed, to grant to WesterFed the option set forth in Stock Option Agreement No. #1, of even date herewith ("Stock Option Agreement #1") to purchase certain shares of Bancorp's authorized but unissued common stock, par value $1.00 per share ("Bancorp Common Stock"), and to separately grant to WesterFed the option set forth herein to purchase certain shares of Bancorp's Common Stock upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises herein contained, the parties agree as follows:


         1. Definitions. Capitalized terms defined in the Merger Agreement and used herein shall have the same meaning as in the Merger Agreement.

         2. Grant of Options. Subject to the terms and conditions set forth herein, Bancorp hereby grants to WesterFed an unconditional, irrevocable option (the "Option") to purchase up to 100,000 shares of Bancorp Common Stock (the "Option Shares") at an exercise price of $24.00 per share (with the number of Option Shares and exercise price per share being subject to adjustment pursuant to Section 7 hereof), payable in cash as provided in Section 4 hereof; provided, however, that in the event Bancorp issues or agrees to issue any shares of Bancorp Common Stock (except for shares issued pursuant to options outstanding on the date hereof under Bancorp's 1993 Stock Option and Stock Appreciation Rights Plan ("Bancorp Stock Options")) after the date hereof at a price less than $24.00 per share (as adjusted pursuant to Section 7 hereof), the exercise price with respect to the Option Shares shall be equal to such lesser price; provided further, that in no event shall the aggregate number of Option Shares issuable under the Option exceed 5.98% of the number of shares of Bancorp Common Stock then issued and outstanding after giving effect to the issuance of Bancorp Stock Options and the Option Shares.



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         3.      Exercise of Option.

         (a) Expiration of Option. Subject to compliance with applicable provisions of law, WesterFed may exercise the Option, in whole or part, at any time or from time to time following the failure of Bancorp Stockholders to approve the Merger Agreement at a duly held stockholder meeting or the failure of Bancorp to hold a meeting to vote on the Merger (each such event, a "Purchase Event"), provided that to the extent the Option shall not have been previously exercised, it shall terminate and be of no further force and effect upon the earliest to occur of the following: (i) the Effective Time; (ii) termination of the Merger Agreement by Bancorp pursuant to Section 7.01(e) thereof; (iii) on the date two years after termination of the Merger Agreement, pursuant to provisions of the Merger Agreement other than Section 7.01(e); or
(iv) termination of the Option as provided in Section 10(b) hereof.

         (b) Notice of Stockholder Vote. Bancorp shall notify WesterFed promptly in writing of the failure to achieve the requisite approval of Bancorp stockholders of the Merger Agreement; provided, however, that the giving of such notice by Bancorp shall not be a condition to the right of WesterFed to exercise the Option.

         (c) Notice of Exercise. In the event WesterFed wishes to exercise the Option, it shall send to Bancorp a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than ten business days nor later than twenty business days from the Notice Date for the closing of such purchase (the "Closing Date"). Notwithstanding the foregoing, if prior notification to or approval of the OTS or any other regulatory agency is required in connection with such purchase, WesterFed shall promptly file the required notice or application for approval and shall expeditiously process the same, and the period of time that otherwise would run pursuant to the preceding sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

         4.      Payment and Delivery of Certificates.


         (a) Payment. At the closing referred to in Section 3(c) hereof, WesterFed shall pay to Bancorp the aggregate purchase price for the shares purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank designated by Bancorp; provided that the failure or refusal of Bancorp to designate such a bank account shall not preclude WesterFed from exercising the Option.

         (b) Delivery of Certificate. At such closing, simultaneously with the delivery of cash as provided in subsection (a), Bancorp shall deliver to WesterFed a certificate or certificates representing the number of shares of Bancorp Common Stock purchased by WesterFed, which certificates may bear the legend set forth in Section 4(c) below, and WesterFed shall deliver to Bancorp a letter agreeing that WesterFed will not offer to sell or otherwise dispose of such shares in violation of this Agreement or applicable law or in a manner that would result in WesterFed becoming an "underwriter" within the meaning of that term under the Securities Act of 1933, as





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amended (the "Securities Act").  Bancorp shall pay all expenses and any and all
United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 4 in the name of WesterFed or its assignee, transferee or designee. Upon the giving by WesterFed to Bancorp of the written notice of exercise of the Option provided for under Section 3(c) above and the tender of the applicable purchase price in immediately available funds, WesterFed shall be deemed to be the holder of record of the shares of Bancorp Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Bancorp shall then be closed or that certificates representing such shares of Bancorp Common Stock shall not then be actually delivered to WesterFed.

         (c) Restrictive Legend. Certificates for Bancorp Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

                 "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and the Issuer, a copy of which agreement is on file at the principal office of the Issuer, and to resale restrictions arising under the Securities Act of 1933, as amended, and any applicable state securities laws. A copy of such agreement will be mailed to the holder hereof without charge within five days after the receipt by the Issuer of a written request."



It is understood that (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if WesterFed shall have delivered to Bancorp a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Bancorp, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.



         5. Bancorp Representations. Bancorp hereby represents and warrants to WesterFed as follows:

         (a) Reservation of Shares. Bancorp has taken all necessary corporate action to authorize and reserve for issuance a sufficient number of shares of Bancorp Common Stock to satisfy its obligations upon the exercise of the Option without additional authorization of Bancorp Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Bancorp Common Stock. Bancorp shall not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets or by any other





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voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Bancorp.

         (b) Duly Authorized Shares. The shares of Bancorp Common Stock to be issued upon exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests and will not be subject to any preemptive rights.

         (c) Additional Actions. Bancorp shall promptly take all reasonable action as may from time to time be required to be taken by it (including (A) complying with all pre-merger notification, reporting and waiting period requirements applicable to it, and (B) in the event that, under the HOLA or a state thrift or banking law, prior approval of or notice to the OTS or to any state or other federal regulatory authority is necessary before the Option may be exercised, cooperating fully with WesterFed in preparing such applications or notices and providing such information to the applicable regulatory body as may be required) in order to permit WesterFed to exercise the Option and Bancorp duly and effectively to issue shares of Bancorp Common Stock pursuant thereto. Bancorp shall promptly take all other reasonable action provided herein to protect the rights of WesterFed against dilution as set forth in Section 7.

         6. WesterFed Representations. WesterFed hereby represents and warrants to Bancorp that WesterFed will not transfer or otherwise dispose of any shares purchased by WesterFed pursuant to this Agreement except in a transaction registered or exempt from registration under the Securities Act.

         7.      Adjustment Upon Changes in Capitalization.

         (a) Stock Dividends. In the event of any change in the outstanding Bancorp Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares, or the like (but excluding any exercise of Bancorp Stock Options)(each an "Adjustment Event"), the type and number of shares subject to the Option, or the purchase price per share, as the case may be, shall be adjusted appropriately, and proper provision shall be made in the agreements governing any such transaction so that WesterFed shall receive upon exercise of the Option the number and class of shares, other securities or property that WesterFed would have received in respect of the shares of Bancorp Common Stock subject to the Option if the Option had been exercised and the Bancorp Common Stock subject to the Option had been issued to WesterFed immediately prior to such Adjustment Event or the record date therefor, as applicable.

         (b) Issuance of Additional Shares. In the event that any additional shares of Bancorp Common Stock are issued after the date of this Agreement (other than pursuant to this Agreement or in connection with an Adjustment Event or the exercise of Bancorp Stock Options), the number of shares subject to the Option shall be adjusted after such issuance, so that it equals 4.85% of the number of shares of Bancorp Common Stock then issued and outstanding after giving effect to the issuance of the Option Shares; provided, however, that nothing contained in this Section 7 shall be deemed to authorize Bancorp to issue any shares of its





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Common Stock in breach of the provisions of the Merger Agreement; and provided further, that in no event shall the number of shares subject to the Option exceed 4.85% of Bancorp's issued and outstanding Common Stock, after giving effect to the issuance of Bancorp Stock Options and the Option Shares.

         8.      Registration Rights.

         (a) Registration Procedure. If requested by WesterFed at any time during the four-year period beginning on the date of the first acquisition of any of the Option Shares, Bancorp, as expeditiously as possible, will use its best efforts to effect the registration of the Option Shares, on a form of general use under the Securities Act, in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition requested by WesterFed and by any underwriter selected by WesterFed; provided, however, that Bancorp shall not be required to register the Option Shares under the Securities Act (i) on more than one occasion during any calendar year or on more than two occasions during the term of this Agreement, (ii) prior to the earlier of termination of the Merger Agreement pursuant to Section 7 thereof or the occurrence of a Purchase Event, or (iii) within 120 days after the effective date of a registration with respect to which WesterFed exercised "piggy-back" rights under this Section 8(a). The first registration effected under this Section 8(a) shall be at Bancorp's expense; provided, however, that WesterFed shall reimburse Bancorp for actual accountable out-of-pocket expenses up to a maximum of $25,000. If a second registration is requested hereunder by WesterFed, it shall be paid for equally by WesterFed and Bancorp. In connection with such registrations or any piggy-back registrations, each party shall pay the fees and expenses of its own legal counsel, and WesterFed shall pay all underwriting discounts and commissions applicable to the sale of Option Shares. WesterFed shall provide such information as may be necessary for Bancorp's preparation of the registration statement. Bancorp will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. The obligations of Bancorp hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time that do not exceed 180 days in the aggregate if the Board of Directors of Bancorp shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require a special audit of Bancorp or any of its Subsidiaries or the disclosure of nonpublic information that would materially and adversely affect Bancorp. In addition to the foregoing, WesterFed shall have unlimited piggy-back registration rights relating to the Option Shares in connection with any registration of an underwritten public offering of Bancorp Common Stock, and the costs of such piggy-back registration shall be borne by Bancorp. The foregoing notwithstanding, if, at the time of any request by WesterFed for piggy-back registration of the Option Shares as provided above, in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the inclusion of the Option Shares would interfere with the successful marketing of the shares of Bancorp Common Stock offered by Bancorp, the number of shares represented by Option Shares which are to be covered in the registration statement may be reduced; provided, however, that after any such required reduction of the number of Option Shares to be included in such offering for the





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account of WesterFed shall constitute at least 5% of the total number of shares to be sold by WesterFed and Bancorp in such offering in the aggregate; and provided further, that if such reduction occurs, then Bancorp shall file a registration statement for the balance as promptly as practical and no reduction shall thereafter occur.

         (b) Registration Indemnification. In connection with the filing of any such registration statement, Bancorp shall indemnify and hold harmless WesterFed or its transferee against any losses, claims, damages or liabilities, joint or several, to which WesterFed or its transferee may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, including any prospectus included therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and Bancorp shall reimburse WesterFed or its transferee for any legal or other expense reasonably incurred by WesterFed or its transferee in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Bancorp shall not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or an alleged untrue statement or omission made in such registration statement, and any prospectus included therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by or on behalf of WesterFed or its transferee specifically for use in the preparation thereof. WesterFed or its transferee shall indemnify and hold harmless Bancorp to the same extent as set forth in the immediately preceding sentence but only with reference to written information furnished by or on behalf of WesterFed or its transferee for use in the preparation of such registration statement, and any prospectus included therein, or any amendment or supplement thereto; and WesterFed or its transferee shall reimburse Bancorp for any legal or other expenses reasonably incurred by Bancorp in connection with investigation or defense of any such loss, claim, damage, liability or action.

         9. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire the full number of Option Shares provided in Section 2 hereof (as adjusted pursuant to Section 7 hereof), it is the express intention of Bancorp to allow the holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

         10.     Miscellaneous.

         (a) Expenses. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.





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         (b)     Stock Option Agreement #1.  The parties are contemporaneously entering into Stock Option Agreement #1 pursuant to which separate option rights are being granted by Bancorp to WesterFed. Notwithstanding anything contained herein to the contrary, if WesterFed acquires any option shares under Stock Option Agreement #1, then its rights under this Agreement shall cease and this Agreement shall have no further force or effect.

         (c) Entire Agreement. Except as otherwise expressly provided herein, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         (d) Assignment. Neither of the parties hereto may assign any of its rights or obligations under this Agreement or the Option to any other person, without the express written consent of the other party, except that in the event the Option becomes exercisable, WesterFed may assign in whole or in part the Option, and its rights and obligations hereunder, to one or more third parties approved by Bancorp, which approval shall not be unreasonably withheld or delayed.

         (e) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or by reliable overnight courier or sent by registered or certified mail, postage prepaid, addressed as follows:


             If to WesterFed:         Lyle R. Grimes
                                      President and Chief Executive Officer
                                      WesterFed Financial Corporation
                                      100 East Broadway
                                      Missoula, Montana  59802


             with a copy to:          Silver, Freedman & Taff, L.L.P.
                                      1100 New York Avenue, N.W.
                                      Seventh Floor, East Tower
                                      Washington, D.C.  20005
                                      Attn:  Barry P. Taff, P.C.


             If to Bancorp:           David W. Jorgenson
                                      President and Chief Executive Officer
                                      Security Bancorp
                                      219 North 26th Street
                                      Billings, Montana



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             with a copy to:         Graham & Dunn
                                     1420 Fifth Avenue
                                     Suite 3300
                                     Seattle, Washington  98101
                                     Attn:  Stephen M. Klein




A party may change its address for notice purposes by written notice to the other party hereto. All such notices and communications shall be deemed delivered when received by all parties entitled to such receipt hereunder.



         (f) Extension of Time. All time periods specified herein shall be extended, if necessary, by the length of time required for any necessary governmental approval to be sought and received or governmental notice to be given and the waiting period to expire, provided that any governmental application or notice shall be made or given promptly. All of the parties hereto shall use their best efforts to secure any required governmental approval and to give any required governmental notice. Notwithstanding anything to the contrary contained herein, no party shall be required to proceed with any transaction described herein if any required governmental approval is not obtained or if, upon the giving of any required governmental notice, the notified governmental agency prohibits any such transaction. If any required governmental approval is not obtained or if a governmental agency prohibits any such transaction upon receipt of a required notice, the decision to appeal such governmental action shall be solely that of WesterFed; provided, however, that WesterFed shall bear all of the costs and expenses, including legal and accounting fees, incurred by any of the parties hereto in prosecuting such an appeal. Periods of time that otherwise would run under the terms of this Agreement shall also be extended to the extent necessary to avoid liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (g) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (h) Specific Performance. The parties agree that damages would be an inadequate remedy for a breach of the provisions of this Agreement by Bancorp and that this Agreement may be enforced by WesterFed through injunctive or other equitable relief.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Montana applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.



                                        WESTERFED FINANCIAL CORPORATION





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                                BY:  /s/ Lyle R. Grimes
                                    -----------------------------
                                    Lyle R. Grimes
                                    President and Chief Executive Officer


                                SECURITY BANCORP


                                BY:  /s/ David W. Jorgenson
                                    -----------------------------
                                    David W. Jorgenson
                                    President and Chief Executive Officer





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